                                                                    EXHIBIT 4.1


COMMON STOCK                                            COMMON STOCK


   NUMBER                                                  SHARES
    WNG

INCORPORATED UNDER THE LAWS OF THE STATE     SEE REVERSE FOR CERTAIN DEFINITIONS
           OF DELAWARE                               CUSIP 938862 10 9

                                             THIS CERTIFICATE IS TRANSFERABLE
                                             IN MINNEAPOLIS, MINNESOTA, OR IN
                                                   NEW YORK, NEW YORK


                   WASHINGTON GROUP INTERNATIONAL, INC.

THIS CERTIFIES THAT





is the owner of



    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF


WASHINGTON GROUP INTERNATIONAL, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY
UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

WITNESS THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:


    /s/ Craig G. Taylor                           /s/ Dennis R. Washington

        SECRETARY                                 CHAIRMAN OF THE BOARD AND
                                                   CHIEF EXECUTIVE OFFICER

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN --  as joint tenants with right of
           survivorship and not as tenants
           in common



UNIF GIFT MIN ACT -- ....................Custodian....................
                            (Cust)                      (Minor)

                     under Uniform Gifts to Minors
                     Act..............................................
                                       (State)

UNIF TRF MIN ACT  -- ..............Custodian (until age...............)
                        (Cust)

                     ...........................under Uniform Transfers
                              (Minor)

                     to Minors Act....................................
                                               (State)


      Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED,____________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

  /                            /


---------------------------------------------------------------------
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------------------------------------------


                                  X ---------------------------------


                                  X ---------------------------------

                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME(S) AS
                                  WRITTEN UPON THE FACE OF THE CERTIFICATE,
                                  IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                  ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ----------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.